UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2018

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Franklin Street, Suite 700

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on September 23, 2018, we entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Sirius XM Holdings Inc. (“Sirius XM”), and White Oaks Acquisition Corp. pursuant to which, subject to the terms and conditions thereof, the Company will be acquired by and become a wholly owned subsidiary of Sirius XM (the “Transaction”). The consummation of the Transaction is subject to, among other things, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the receipt of approvals under the competition laws of Germany and Austria. As of November 16, 2018, the parties had received the requisite approvals under the competition laws of Germany and Austria.

In connection with the Transaction, on October 18, 2018, we and the ultimate parent entity of Sirius XM each filed a Notification and Report Form under the HSR Act, with the U.S. Federal Trade Commission and the U.S. Department of Justice (the “DOJ”) (the “HSR Notification”).

As part of the parties’ continuing cooperation with the DOJ and in order to provide the DOJ with additional time for review, on November 19, 2018, we and the ultimate parent entity of Sirius XM voluntarily withdrew our respective HSR Notifications and intend to re-file our respective HSR Notifications on November 21, 2018 (the “Refiled Notification”). The waiting period under the HSR Act with respect to the Refiled Notification would be scheduled to expire on December 21, 2018, unless extended by a request for further information or terminated earlier. We continue to expect the Transaction to close in the first quarter of 2019.

* * *

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). In connection with the proposed merger transaction, Sirius filed a registration statement on Form S-4 with the SEC on October 31, 2018, which includes a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement/prospectus will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius, 1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2100 Franklin Street, Suite 700, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: November 19, 2018	By:	/s/ Stephen Bené
Stephen Bené
General Counsel and Corporate Secretary